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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of Earliest Event Reported):  November 30, 2000

                            BIG V SUPERMARKETS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    NEW YORK
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                 (State or Other Jurisdiction of Incorporation)


        1-6814                                        14-1459448
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(Commission File Number)                  (I.R.S. Employer Identification No.)


176 NORTH MAIN STREET
FLORIDA, NEW YORK                                                 10921
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (845) 651-4411
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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         (Former Name or Former Address, if Changed Since Last Report)
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Item 3.  BANKRUPTCY OR RECEIVERSHIP

     On November 22, 2000, Big V Supermarkets, Inc. and six of its affiliates and/or subsidiaries (collectively, the "Big V Entities") filed voluntary petitions for reorganization relief under Chapter 11 of Title 11 of the United States Code, 11 U.S.C. 101-1330 (as amended, the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware. The cases are being jointly administered under Case No. 00-4372. Big V Supermarkets, Inc. and the other Big V Entities continue to operate their business and manage their properties as debtors-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code. No trustee or receiver has been appointed.


Item 5.  OTHER EVENTS.

     Reference is made to the Default letter of the Credit Agreement, dated November 20, 2000 and the Press Release, dated November 22, 2000, attached hereto as Exhibit 4.39 and Exhibit 99.3, respectively and incorporated herein by reference.


Item. 7.  FINANCIAL STATEMENTS AND EXHIBITS.

          (c)  Exhibits

               4.39 Default letter of the Credit Agreement dated November 20, 2000.

               99.3   Press Release dated November 22, 2000.
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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      BIG V SUPERMARKETS, INC.

Dated:    November 30, 2000            By:  /s/ Anthony J. Moccio
          -----------------                 --------------------------
                                       Name:  Anthony J. Moccio
                                       Title:  Vice President - Controller